CONCENTRATIONS OF RISK	6 Months Ended
Jun. 30, 2026
Risks and Uncertainties [Abstract]
CONCENTRATIONS OF RISK

NOTE 10 – CONCENTRATIONS OF RISK

The Company is exposed to the following concentration risks:

a.	Credit risk and major customers

Financial instruments that are potentially subject to credit risk consist principally of trade receivables. The Company believes the concentration of credit risk in its trade receivables is substantially mitigated by its ongoing credit evaluation process and relatively short collection terms. The Company does not generally require collateral from customers. The Company evaluates the need for an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends and other information.

As of June 30, 2026 and December 31, 2025, substantially all of the Company’s cash including cash on hand and deposits in accounts were maintained with financial institutions in the PRC and Hong Kong. Eligible deposits maintained with participating PRC banking institutions are generally covered under the PRC deposit insurance system up to the applicable statutory limit. Cash balances in excess of applicable deposit insurance limits, as well as balances not otherwise covered by applicable deposit protection arrangements, are subject to credit risk. However, the Company has not experienced any such losses and believes it is not exposed to any significant risks on its cash in bank accounts.

The Company’s key customers are located in the PRC. The Company has not entered into long-term supply contracts with any of these major customers. During the six months ended June 30, 2026 and 2025, the Company’s customers that accounted for 10% or more of the Company’s revenue were as follows:

	For the Six Months Ended June 30,
Customers	2026	2025
A	-	33%
B	-	25%
C	17%	20%
D	10%	-
E	16%	-
F	14%	-

Suppliers that accounted for 10% or more of the Company’s purchases during the six months ended June 30, 2026 and 2025 were as follows:

	For the Six Months Ended June 30,
Suppliers	2026	2025
AA	99%	79%
BB	1%	21%

b.	Interest rate risk

As the Company has no significant interest-bearing assets or liabilities, the Company’s income and operating cash flows are substantially independent of changes in market interest rates.

c.	Exchange rate risk

The Company reports its financial statements in U.S. dollars (USD). However, the majority of its revenues and costs are denominated in Chinese Renminbi (RMB), and a significant portion of its assets and liabilities are also held in RMB. As a result, the Company is exposed to foreign exchange risk, as fluctuations in the exchange rate between USD and RMB may impact its revenues and financial results. A depreciation of RMB against USD would reduce the value of RMB-denominated revenues and assets when translated into USD.

The Company does not currently use any derivative or other financial instruments that would expose it to substantial market risk.

d.	Economic and political risks

The Company’s operations are primarily conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operation may be influenced by changes in the political, economic, legal and regulatory environment in the PRC, as well as by changes in general economic conditions. A slowdown in economic growth, changes in consumer demand or changes in laws, regulations or governmental policies applicable to the Company’s business could adversely affect the Company’s operations and financial performance.

The Company is also subject to risks associated with foreign currency exchange, currency conversion and remittance restrictions, taxation, regulatory changes and other governmental policies applicable to companies operating in the PRC.